UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-24108

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PennantPark Enhanced Income Fund
(Exact name of registrant as specified in charter)

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1691 Michigan Avenue
Miami Beach, FL 33139
(Address of principal executive offices) (Zip code)

Arthur H. Penn
1691 Michigan Avenue
Miami Beach, FL 33139
(Name and address of agent for service)

Copy to:

Cynthia R. Beyea, Esq.
Dechert LLP
1900 K. Street, NW
Washington, DC 20006
(202) 261-3300

Thomas J. Friedmann, Esq.
Dechert LLP
One International Place, 40th Floor
100 Oliver Street
Boston, MA 02110
(617) 728-7120

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Registrant’s telephone number, including area code: (212) 905-1000

Date of fiscal year end: September 30, 2026

Date of reporting period: March 31, 2026

Item 1.       Reports to Stockholders.

(a)

Semi-Annual Report

March 31, 2026

i

PennantPark Enhanced Income Fund
Total Returns(a)
For the period ended March 31, 2026 (Unaudited)

Share Class	Since Inception
PennantPark Enhanced Income Fund – Class I(b)	-0.44%
Bloomberg U.S. Corporate High Yield Index(c)	-0.23%
Morningstar LSTA U.S. Leveraged Loan 100 Index(d)	-0.59%

____________

(a)      The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed may be worth more or less than their original cost. Past performance is not a guarantee of future results. Performance figures for periods less than 1 year are not annualized. PennantPark Investment Advisers, LLC (the “Adviser”) and PennantPark Enhanced Income Fund (the “Fund”) have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed to reimburse expenses of the Fund so that certain of the Fund’s expenses (the “Specified Expenses”) will not exceed an annual rate of 0.75% of the average daily value of the Fund’s net assets (annualized) (the “Expense Cap”). The Fund’s total annual operating expenses, before fee waiver and/or reimbursements, were estimated to be 2.29% per the prospectus dated December 16, 2025. For performance information current to the most recent quarter-end, please call toll-free, (833) 635-6839.

(b)      Inception Date: December 22, 2025.

(c)      The Bloomberg U.S. Corporate High Yield Index is a market-value-weighted index designed to measure the performance of U.S. dollar-denominated, below investment-grade corporate bonds publicly issued in the U.S. domestic market. The index is unmanaged, does not reflect fees or expenses, and is not available for direct investment.

(d)      Morningstar LSTA U.S. Leveraged Loan 100 Index is designed to track the performance of the 100 largest institutional leveraged loans, which are loans provided to companies with high levels of debt.

Please read the Fund’s Prospectus carefully before investing.

The Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in equity securities generally or in the Fund in particular or the ability of the Fund to track general equity market performance. THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE FUND OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

PennantPark Enhanced Income Fund
Portfolio Information
As of March 31, 2026 (Unaudited)

ASSET ALLOCATION (% of Net Assets)*

Liabilities in Excess of Other Assets -171.58%
Collateralized Loan Obligations 124.85%
Money Market Funds 1.09%
U.S. Government & Agencies 145.64%

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*        Holdings are subject to change.

Percentages are based on net assets of the Fund.

Collateralized Loan Obligations	124.85%
U.S. Government & Agencies	145.64%
Money Market Funds	1.09%
Liabilities in Excess of Other Assets	-171.58%
100.00%

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*        Holdings are subject to change and exclude cash equivalents.

PennantPark Enhanced Income Fund
Schedule of Investments

March 31, 2026 (Unaudited)

COLLATERALIZED LOAN OBLIGATIONS – 124.85%	Principal Amount	Fair Value
Ares Loan Funding II, Ltd. 2022-ALF2A ER2, 9.92%, 10/20/2038 (3MO SOFR + 625bps)(a)(b)	$1,000,000	$946,529
Barings CLO 2019-3A ERR, 9.52%, 1/20/2036 (3MO SOFR + 585bps)(a)(b)	1,000,000	972,606
Carlyle US CLO 2026-3, Ltd., 9.67%, 4/15/2039 (3MO SOFR + 600bps)(a)(b)	500,000	500,000
Churchill MMSLF CLO 2023-3A ER, 9.91%, 4/20/2038 (3MO SOFR + 625bps)(a)(b)	1,000,000	990,087
Elmwood CLO I Ltd. 2019-1A ER3, 9.61%, 4/20/2037 (3MO SOFR + 595bps)(a)(b)	1,000,000	929,054
Galaxy 32 CLO Ltd. 2023-32A ER, 9.52%, 1/20/2039 (3MO SOFR + 585bps)(a)(b)	1,000,000	1,002,588
MCF CLO 11 LLC 2026-1A E, 10.14%, 4/20/2038 (3MO SOFR + 650bps)(a)(b)	1,000,000	985,468
Octagon Investment Partners 2020-1A ER2, 9.67%, 1/22/2038 (3MO SOFR + 600bps)(a)(b)	890,000	824,943
Regatta 36 Funding Ltd. 2026-1A E, 9.72%, 4/15/2039 (3MO SOFR + 605bps)(a)(b)	500,000	500,000
Sixth Street CLO 32 Ltd., 9.66%, 4/21/2039 (3MO SOFR + 600bps)(a)(b)	500,000	500,000
Voya CLO 2016-1A A1, 9.54%, 4/15/2039 (3MO SOFR + 587bps)(a)(b)	400,000	398,000
Total Collateralized Loan Obligations (Cost $8,692,401)		8,549,275

U.S. GOVERNMENT & AGENCIES – 145.64%
United States Treasury Bill, 3.50%, 4/28/2026(c)	10,000,000	9,972,780
Total U.S. Government & Agencies (Cost $9,974,787)		9,972,780

MONEY MARKET FUNDS – 1.09%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.60%(d)	74,900	74,900
Total Money Market Funds (Cost $74,900)		74,900
Total Investments – 271.58% (Cost $18,742,088)		18,596,955
Liabilities in Excess of Other Assets – (171.58)%		(11,749,210)
NET ASSETS – 100.00%		$6,847,745

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(a)      Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of March 31, 2026. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. As applicable, securities not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)      Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)      The rate shown represents effective yield at time of purchase.

(d)      Rate disclosed is the seven day effective yield as of March 31, 2026.

See accompanying notes which are an integral part of these financial statements.

PennantPark Enhanced Income Fund
Statement of Assets and Liabilities
March 31, 2026 (Unaudited)

Assets
Investments in securities, at fair value (cost $18,742,088)	$18,522,055
Cash equivalents, at fair value (Cost $74,900)	74,900
Dividends and interest receivable	95,743
Receivable for investments sold	6,609
Receivable from Adviser	352,473
Prepaid expenses and other assets	1,965
Total assets	19,053,745

Liabilities
Payable for investments purchased	$11,872,787
Payable to Administrator	153,566
Accounts payable and accrued expenses	178,783
Due to trustees	864
Total liabilities	12,206,000
Net Assets	$6,847,745

Net Assets consist of:
Paid-in capital	$6,900,000
Accumulated deficit	(52,255)
Net Assets	$6,847,745

Net Asset Value Per Share
Class I
Net Assets	$6,847,745
Shares outstanding (unlimited number of shares authorized, no par value)	275,167
Net asset value per share	$24.89

See accompanying notes which are an integral part of these financial statements.

PennantPark Enhanced Income Fund
Statement of Operations
For the period ended March 31, 2026 (Unaudited)(a)

Investment Income:
Dividend income	$7,426
Interest Income	85,452
Total Investment Income	92,878

Expenses:
Administration	153,566
Audit and tax services	58,031
Legal	54,247
Compliance	25,013
Management fees	17,469
Trustee	17,114
Incentive fees	1,318
General and Administrative	44,502
Total Expenses	371,260
Expense support from Adviser	(352,473)
Management and Incentive Fees waived	(18,787)
Net operating expenses	—
Net investment income	92,878

Net Realized and Change in Unrealized Gain (Loss) on Investments:
Net realized gains (losses) from investment securites transactions	—
Net change in unrealized depreciation on investment securities	(145,133)
Net realized and change in unrealized loss on investment securities	(145,133)
Net decrease in net assets resulting from operations	$(52,255)

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(a)      For the period December 22, 2025 (commencement of operations) to March 31, 2026.

See accompanying notes which are an integral part of these financial statements.

PennantPark Enhanced Income Fund
Statement of Changes in Net Assets

For the period ended March 31, 2026(a)
(Unaudited)
Increase (Decrease) in Net Assets due to operations:
Net investment income	$92,878
Net change in unrealized depreciation on investment securities	(145,133)
Net increase/(decrease) in net assets resulting from operations	(52,255)

Distributions to Shareholders
Class I	—
Total distributions	—

Capital Transactions – Class I
Proceeds from shares sold	6,800,000
Reinvestment of distributions	—
Amount paid for shares redeemed	—
Total – Class I	6,800,000
Net increase in net assets resulting from capital share transactions	6,800,000
Total increase/(decrease) in net assets	6,747,745

Net Assets
Beginning of period	100,000
End of period	$6,847,745

Share Transactions – Class I
Shares issued	275,167
Reinvestment of distributions	—
Shares redeemed	—
Total – Class I	275,167
Net increase/(decrease) in share transactions	275,167

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(a)      For the period December 22, 2025 (commencement of operations) to March 31, 2026.

See accompanying notes which are an integral part of these financial statements.

PennantPark Enhanced Income Fund
Financial Highlights — Class I

	For the period ended March 31, 2026(a)
	(Unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$25.00

Investment operations:
Net investment income/(loss)	0.61	(b)
Net realized and unrealized gains/(losses) on investments	(0.72)
Total from investment operations	(0.11)

Distributions paid from:
Net investment income	—

Net asset value, end of period	$24.89

Total return(c)	(0.44	)%(d)

Net assets, end of period (in 000s)	$6,848

Ratios and Supplemental Data:
Ratio of net expenses to average net assets	0.00	%(e)
Ratio of gross expenses to average net assets before waiver	35.83	%(e)
Ratio of net investment income to average net assets	8.96	%(e)
Portfolio turnover rate	0.00	%(d)

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(a)      For the period December 22, 2025 (commencement of operations) to March 31, 2026.

(b)      Based on average shares outstanding for the period.

(c)      Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(d)      Not annualized.

(e)      Annualized.

See accompanying notes which are an integral part of these financial statements.

PennantPark Enhanced Income Fund
Notes to the Financial Statements
March 31, 2026 (Unaudited)

1. ORGANIZATION

PennantPark Enhanced Income Fund (the “Fund”) was organized as a Delaware statutory trust on July 8, 2025 and commenced operations on December 22, 2025. The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a non-diversified, closed-end management investment company. The common shares of beneficial interest of the Fund (the “Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended. The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”). PennantPark Investment Advisers, LLC (the “Adviser”) serves as the Fund’s investment adviser.

The Fund’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

Class I shares of the Fund is currently the only class outstanding and is offered to investors at a minimum initial investment of $100,000. Class I shares are offered on a continuous basis at the NAV per share.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946.

In accordance with ASC Topic 280 — Segment Reporting, the Fund has determined that it has a single reporting segment and operating unit structure. As a result, the Fund’s segment accounting policies are the same as described herein and the Fund does not have any intra-segment sales and transfers of assets.

The Fund operates through a single operating and reporting segment with an investment objective to generate current income and, as a secondary objective, long-term capital appreciation. The chief operating decision maker (“CODM”) is comprised of the Fund’s Chief Executive Officer and Chief Financial Officer. The CODM assesses the performance and makes operating decisions of the Fund on a consolidated basis primarily based on the Fund’s net increase (decrease) in net assets resulting from operations (“Net Income”) and net investment income (“NII”). The CODM utilizes Net Income and NII as the key metrics in determining the amount of dividends to be distributed to the Fund’s shareholders. As the Fund’s operations consist of a single reporting segment, the segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on accompanying Statement of Operations.

Estimates

The preparation of the Fund’s financial statements in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amount of the Fund’s assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported periods. In the opinion of management, all adjustments, which are of a normal recurring nature, considered necessary for the fair presentation of financial statements have been included. Changes in the economic and regulatory environment, financial markets, the credit worthiness of the Fund’s portfolio companies and any other parameters used in determining these estimates and assumptions could cause actual results to differ from these estimates and assumptions.

Security Valuation

The Adviser determines the NAV of the Fund’s shares daily, as of the close of regular trading (normally, 4:00 p.m., Eastern time) on each day that the New York Stock Exchange is open for business.

PennantPark Enhanced Income Fund
Notes to the Financial Statements (Continued)
March 31, 2026 (Unaudited)

The 1940 Act requires the Fund to determine the value of its portfolio securities using market quotations when “readily available,” and when market quotations are not readily available, portfolio securities must be valued at fair value, as determined in good faith by the Fund’s board of trustees (the “Board”). As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (“Valuation Designee”) to perform fair value determinations relating to all portfolio investments. The Adviser carries out its designated responsibilities as Valuation Designee through various teams pursuant to the Valuation Policy and Procedures, which govern the Valuation Designee’s selection and application of methodologies and independent pricing services for determining and calculating the fair value of portfolio investments. The Valuation Designee will fair value portfolio investments utilizing inputs from various external and internal sources including, but not limited to, independent pricing services, dealer quotation reporting systems, independent third-party valuation firms and proprietary information. When determining the fair value of an investment, one or more fair value methodologies may be used. Fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination.

It is the policy of the Fund to value its portfolio securities using market quotations when readily available. If market quotations are not readily available, securities or other assets will be valued at their fair market value as determined using the valuation methodologies approved by the Board.

The Fund generally uses market quotations to assess the value of the Fund’s investments for which market quotations are readily available. If the Fund has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available.

Debt and equity investments that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by or under the direction of the Board, or the Adviser, as applicable,. Such determination of fair values involves subjective judgments and estimates. Investments purchased within 60 days of maturity will be valued at cost plus accreted discount, or minus amortized premium, which approximates value. With respect to unquoted securities, the Board, or the Adviser, as applicable, together with its independent third party valuation firms, values each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors.

The Fund invests primarily in the junior debt tranches of collateralized loan obligations (“CLOs”) with a particular emphasis on CLO debt tranches initially rated ‘BB’ by a National Recognized Statistical Rating Organization. Debt tranches rated BB are below investment grade or “junk”. To a lesser extent, the Fund may invest in other CLO debt securities, CLO equity or other debt securities, including, but not limited to, loan accumulation facilities, securities issued by other securitization vehicles (such as credit-linked notes, collateralized bond obligations, revolver CLOs, rated feeder funds, and collateralized fund obligations), corporate bonds, corporate loans, and synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions, which may be of any credit quality, as consistent with the Fund’s investment objectives. In valuing such investments, a number of factors, including: 1) the indicative prices provided by a recognized, independent third-party industry pricing service, and the implied yield of such prices; 2) recent trading prices for specific investments; 3) recent purchases and sales known to the Adviser in similar securities; 4) the indicative prices for specific investments and similar securities provided by the broker who arranges transactions in such CLOs; and 5) the Adviser’s own models.

Security Transactions, Revenue Recognition, and Realized/Unrealized Gains or Losses

Security transactions are recorded on a trade-date basis. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized, but considering prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in the fair values of the Fund’s portfolio investments during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

PennantPark Enhanced Income Fund
Notes to the Financial Statements (Continued)
March 31, 2026 (Unaudited)

The Fund records interest income on an accrual basis to the extent that the Fund expects to collect such amounts. For loans and debt investments with contractual payment-in-kind (“PIK”) interest, which represents interest accrued and added to the loan balance that generally becomes due at maturity, the Fund will generally not accrue PIK interest when the portfolio company valuation indicates that such PIK interest is not collectable. The Fund does not accrue as a receivable interest on loans and debt investments if the Fund has reason to doubt its ability to collect such interest. Loan origination fees, original issue discount (“OID”), and market discount or premium, which the Fund does not fair value, are capitalized and then accreted or amortized using the effective interest method as interest income or, in the case of deferred financing costs, as interest expense. The Fund records prepayment penalties earned on loans and debt investments as income. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that the Fund expects to collect such amounts. From time to time, the Fund receives certain fees from portfolio companies, which are non-recurring in nature. Such fees include loan prepayment penalties, structuring fees and amendment fees, and are recorded as other investment income when earned.

Distributions to Shareholders

The Fund normally declares and pays ordinary cash distributions on a monthly basis. Distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses. To the extent that any portion of the Fund’s monthly distributions is considered a return of capital to shareholders, such portion would not be considered dividends for U.S. federal income tax purposes and would represent a return of the amounts that such shareholders invested.

Federal Income Taxes

The Fund intends to operate so as to qualify and elect to be treated as a regulated investment company (“RIC”) in accordance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for its fiscal and taxable year ending September 30, 2026. The Fund intends to qualify annually thereafter as a RIC. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute at least 90% of its investment company taxable income each year to its shareholders.

In this regard, the Fund accounts for income taxes using the asset and liability method prescribed by ASC Topic 740, Income Taxes (“ASC 740”). Under this method, income taxes are provided for amounts currently payable and for amounts deferred as tax assets and liabilities based on differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities. Based upon the Fund’s expected qualification and election to be treated as a RIC for U.S federal income tax purposes, the Fund typically does not incur any material federal income taxes. However, the Fund may choose to retain a portion of its calendar year income, which may result in the imposition of a federal excise tax.

Organizational and Offering Costs

The Adviser is responsible for payment of any and all organization and offering expenses incurred in connection with the initial public offering of shares. The Adviser will not seek or be entitled to reimbursement from the Fund for any such organization and offering expenses.

Recent Accounting Pronouncements

In December 2023, the FASB issued ASU 2023-09 “Improvements to Income Tax Disclosures” (“ASU 2023-09”). ASU 2023-09 intends to improve the transparency of income tax disclosures. ASU 2023-09 is effective for fiscal years beginning after December 15, 2024. The Fund has adopted ASU 2023-09 effective December 31, 2025, and concluded that the application of this guidance did not have a material impact on its financial statements.

PennantPark Enhanced Income Fund
Notes to the Financial Statements (Continued)
March 31, 2026 (Unaudited)

3. FAIR VALUE MEASUREMENTS

Fair value, as defined under ASC Topic 820 (“ASC 820”) is the price that the Fund would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment or liability. ASC 820 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the assumptions market participants would use in pricing an asset or liability based on the best information available to the Fund on the reporting period date.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchies:

•        Level 1 — Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities, accessible by the Fund at the measurement date.

•        Level 2 — Inputs that are quoted prices for similar assets or liabilities in active markets, or that are quoted prices for identical or similar assets or liabilities in markets that are not active and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term, if applicable, of the financial instrument.

•        Level 3 — Inputs that are unobservable for an asset or liability because they are based on the Fund’s own assumptions about how market participants would price the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable market data is available, such information may be the result of consensus pricing information, disorderly transactions or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence were available. Corroborating evidence that would result in classifying these non-binding broker/dealer bids as a Level 2 asset includes observable orderly market-based transactions for the same or similar assets or other relevant observable market-based inputs that may be used in pricing an asset.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2026, based on the three levels defined previously:

Assets	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations	$—	$8,549,275	$—	$8,549,275
U.S. Governent & Agencies(1)	—	9,972,780	—	9,972,780
Money Market Funds	74,900	—	—	74,900
Total	$74,900	$18,522,055	$—	$18,596,955

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(1)      U.S. Treasury Bills are classified as Level 2, as they were valued by the pricing service which utilize broker-supplied prices.

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the Fund’s ability to observe valuation inputs may result in a reclassification for certain financial assets or liabilities.

PennantPark Enhanced Income Fund
Notes to the Financial Statements (Continued)
March 31, 2026 (Unaudited)

In addition to using the above inputs to value cash equivalents and investments, the Fund employs the valuation policy approved by the Board that is consistent with ASC 820. The Board has designated the Adviser as the Fund’s Valuation Designee to perform fair value determinations. The Valuation Designee evaluates the source of inputs, including the markets in which investments are trading, in determining fair value. See Note 2.

4. AGREEMENTS AND RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with PennantPark Investment Advisers, LLC (the “Adviser”).

Under the Investment Advisory Agreement, the Adviser, subject to the overall supervision of the Board, manages the day-to-day operations of and provides investment advisory services to the Fund. For providing these services, the Adviser receives a fee from the Fund, consisting of two components — a base management fee and an incentive fee.

Base Management Fee

The base management fee (“Base Management Fee”) will be calculated at an annual rate of 1.25% of the Fund’s average daily gross assets during such period and is payable monthly in arrears. Base Management Fees for any partial month will be appropriately pro-rated. For the period ended March 31, 2026, the Fund recorded Base Management Fees of $0, comprised of gross Base Management Fees of $17,469, net of managment fees waived by the Adviser.

Incentive Fee

The incentive fee is calculated and payable quarterly in arrears based on the Fund’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter. For this purpose, Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Base Management Fee, any expenses payable under the Administration Agreement (as defined below), and any interest expense or amendment fees under any credit facilities and distribution paid on any issued and outstanding preferred stock, but excluding the incentive fee and any shareholder servicing and/or distribution fees). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a percentage of the value of the Fund’s net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% per quarter (7.00% annualized). The Fund pays the Adviser an incentive fee with respect to Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.75%, (2) 100% of Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.0588% in any calendar quarter (8.2353% annualized), and (3) 15.00% of the amount of Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.0588% in any calendar quarter. These calculations are pro-rated for any share issuances or repurchases during the relevant quarter, if applicable. For the period ended March 31, 2026, the Fund recorded incentive fees of $0, comprised of gross incentive fees of $1,318 net of incentive fees waived by the Adviser.

Management Fee Waiver Agreement

The Fund has entered into a management fee waiver agreement with the Adviser (the “Management Fee Waiver”). The Adviser has agreed to fully waive Base Management Fees and Incentive Fees payable to the Adviser under the Investment Advisory Agreement through December 31, 2026. The Adviser may amend or terminate the Management Fee Waiver, subject to approval of the Board.

PennantPark Enhanced Income Fund
Notes to the Financial Statements (Continued)
March 31, 2026 (Unaudited)

The Base Management Fees and Incentive Fees payable by the Fund after the termination of the Management Fee Waiver will be calculated as discussed above. The fees waived pursuant to the Management Fee Waiver are not subject to recoupment by the Adviser.

For the period ended March 31, 2026, the Adviser waived management fees and incentive fees of $17,469 and $1,318, respectively.

Administration Agreement

The Fund has entered into an administration agreement (the “Administration Agreement”) with PennantPark Investment Administration, LLC (the “Administrator”) to provide administrative services and office facilities to the Fund. For providing these services, facilities and personnel, the Fund has agreed to reimburse the Administrator for its allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, technology systems, insurance and the Fund’s allocable portion of the cost of compensation and related expenses of the Fund’s Chief Compliance Officer, Chief Financial Officer, Corporate Counsel and their respective staffs.

Under the Administration Agreement, the Administrator may be reimbursed by the Fund for the costs and expenses to be borne by the Fund set forth above to include the costs and expenses allocable with respect to the provision of in-house legal, tax, or other professional advice and/or services to the Fund, including performing due diligence on its prospective portfolio companies as deemed appropriate by the Administrator, where such in-house personnel perform services that would be paid by the Fund if outside service providers provided the same services, subject to the Board’s oversight.

Pursuant to a sub-administration services agreement between the Administrator and Ultimus Fund Solutions, LLC (“Ultimus”) (the “Sub-Administration Agreement”), Ultimus serves as the sub-administrator of the Fund and is paid by the Administrator.

Accounting Agent and Transfer Agent Agreement

Ultimus provides certain accounting and transfer agency services to the Fund pursuant to a master services agreement between the Fund and Ultimus (the “Master Services Agreement”).

Distribution and Servicing Agreement

Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund and acts as the distributor of the Fund’s shares. Pursuant to a distribution agreement with the Fund (the “Distribution Agreement”), the Distributor will act on a reasonable efforts basis, subject to various conditions. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Expense Limitation and Reimbursement Agreement

The Fund has entered into an Expense Limitation and Reimbursement Agreement, (the “Expense Limitation Agreement”) with the Adviser. Pursuant to the Expense Limitation Agreement the Adviser has agreed to reimburse expenses of the Fund so that certain of the Fund’s expenses (the “Specified Expenses”) will not exceed an annual rate of 0.75% of the Fund’s average daily value of the net assets (on an annualized basis) (the “Expense Limitation”).

Specified Expenses is defined to include all expenses incurred in the business of the Fund, other than (i) the Base Management Fee, (ii) the Incentive Fee, (iii) the distribution fee and/or shareholder servicing fee, (iv) brokerage costs, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, (vii) extraordinary expenses (as determined in the sole discretion of the Adviser), and (viii) Acquired Fund Fees and Expenses.

PennantPark Enhanced Income Fund
Notes to the Financial Statements (Continued)
March 31, 2026 (Unaudited)

The Fund has agreed to repay the amount reimbursed by the Adviser when and if requested by the Adviser, as promptly as possible, on a quarterly basis, but only if and to the extent that such reimbursement does not cause the Fund’s Specified Expenses plus recoupment to exceed an annual rate of 0.75% of the average daily value of the Fund’s net assets (or, if a lower expense limit is in effect, such lower limit) within the 36-month period after the Adviser bears the expense (“Excess Expenses”). Unless renewed by the Adviser, the Expense Limitation Agreement will terminate on December 31, 2026.

For the period ended March 31, 2026, the Adviser provided expense support of $352,473 to the Fund, all subject to recoupment through March 31, 2029, pursuant to the terms of the Expense Limitation Agreement.

5. PORTFOLIO INFORMATION

For the period ended March 31, 2026, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases	Sales
$8,691,925	$—

6. FEDERAL TAX INFORMATION

At March 31, 2026, the net unrealized appreciation (depreciation) and tax cost of investments, for tax purposes were as follows:

Gross Unrealized Appreciation	$44,891
Gross Unrealized Depreciation	(190,024)
Net Unrealized Depreciation on Investments	$(145,133)
Tax Cost	$18,742,088

7. RISK FACTORS

CLO Investment Risk

The Fund invests primarily in the junior debt tranches of CLOs with a particular emphasis on CLO debt tranches initially rated “BB” by a NRSRO. Debt tranches rated BB are considered below investment grade or “junk”. A portion of CLOs in which the Fund invests may be backed primarily by loans to middle market companies (or hold significant portions thereof). The Adviser defines “middle market” to generally mean companies with EBITDA of between approximately $10 million and $50 million. The Board has the authority to modify or waive the Fund’s current operating policies, investment criteria and strategies without prior notice and without shareholder approval. The Fund’s investment objective, however, may also be changed by the Board, and such changes to the investment objective, current operating policies, investment criteria and strategies would have on Fund’s business, NAV, operating results or the value of its shares is unpredictable. However, the effects might be adverse, which could negatively impact the Fund’s ability to pay distributions and cause a Fund shareholder to lose all or part of it’s investment. Finally, since the Fund’s shares are not listed on a national securities exchange, a Fund shareholder will be limited in it’s ability to sell it’s shares in response to any changes in the Fund’s investment objective, operating policies, investment criteria or strategies.

Global Economic, Regulatory and Market Risk

Downgrades by rating agencies to the U.S. government’s credit rating or concerns about its credit and deficit levels in general could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with the Fund’s portfolio and the ability to access the capital markets on favorable terms. In addition, a decreased U.S. government credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on the Fund’s performance and the value of its shares.

PennantPark Enhanced Income Fund
Notes to the Financial Statements (Continued)
March 31, 2026 (Unaudited)

Deterioration in the economic conditions in the Eurozone and other regions or countries globally and the resulting instability in global financial markets may pose a risk to the Fund’s investments. Natural disasters, public health emergencies (including pandemics and epidemics) and other global events of force majeure can negatively affect the Fund’s investments. Such events can cause unemployment and economic downturns within an industry or a geographic region in which the Fund invests. They can also directly disrupt the operations, cash flows and overall financial condition of an issuer in which the Fund invests.

Interest Rate Risk

Rising interest rates may adversely affect the value of the Fund which could have an adverse effect on the Fund’s business, financial condition and results of operations. The Fund’s debt investments may be based on floating rates, such as SOFR. General interest rate fluctuations may have a substantial negative impact on the Fund’s investments, the value of the Fund’s shares and the Fund’s rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on the Fund’s net interest income. An increase in interest rates could decrease the value of any investments the Fund holds which earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high yield bonds, and also could increase the Fund’s interest expense, thereby decreasing the Fund’s net income. Also, an increase in interest rates available to investors could make investment in the Fund’s shares less attractive if the Fund is not able to increase its distribution rate, which could reduce the value of its shares.

Because the Fund may borrow funds and may issue preferred shares to finance investments, the net investment income may depend, in part, upon the difference between the rate at which the Fund borrows or pay distributions on preferred shares and the rate that the Fund’s investments yield. There is no guarantee that a significant change in market interest rates will not have a material adverse effect on the Fund’s net investment income. In periods of rising interest rates, cost would increase except to the extent the fund has issued fixed rate debt or preferred shares, which could reduce the Fund’s net investment income.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to shareholders. As inflation increases, the real value of shares and dividends therefore may decline. In addition, during any periods of rising inflation, interest rates of any debt securities issued by the Fund would likely increase, which would tend to further reduce returns to shareholders. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s shareholders. This risk is greater for fixed-income instruments with longer maturities

For information regarding additional risk factors that could affect results of operations, financial condition and liquidity, see the risk factors discussed under the heading “Risk Factors” in the registration statement on Form N-2 (the “Registration Statement”) filed with the SEC on July 24, 2025, as amended November 17, 2025 and December 9, 2025. There have been no material changes to the risk factors previously disclosed in the Registration Statement. Additional risks and uncertainties are not currently known to the Fund or that the Fund currently deems to be immaterial also may adversely affect the Fund’s business, financial condition and/or operating results.

8. DISTRIBUTION REINVESTMENT Program

The Board approved the establishment of a distribution reinvestment program (the “DRIP”). Under the DRIP, cash distributions paid to participating stockholders are reinvested in Shares at a price equal to the NAV per share of the Shares as of such date.

PennantPark Enhanced Income Fund
Notes to the Financial Statements (Continued)
March 31, 2026 (Unaudited)

9. BENEFICIAL OWNERSHIP OF FUND SHARES

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of March 31, 2026, the Adviser owned 100% of the voting securities of the Fund.

10. CASH AND CASH EQUIVALENTS

Cash equivalents represent cash in money market funds pending investment in longer-term portfolio holdings and for other general purposes. The Fund’s portfolio may consist of temporary investments in U.S. Treasury bills (of varying maturities), repurchase agreements, money market funds or repurchase agreement-like treasury securities. These temporary investments with original maturities of 90 days or less are deemed cash equivalents and are included in the Schedule of Investments. The Fund may take proactive steps to preserve investment flexibility by investing in cash equivalents, which depends upon the composition of the Fund’s total assets. The Fund may accomplish this in several ways, including purchasing U.S. Treasury bills and closing out positions on a net cash basis or utilizing repurchase agreements or other balance sheet transactions as are deemed appropriate for this purpose. These amounts are excluded from average adjusted gross assets for purposes of computing the Adviser’s management fee. U.S. Treasury bills with maturities greater than 60 days from the time of purchase are valued consistent with its valuation policy. As of March 31, 2026, cash and cash equivalents consisted of money market funds and non-money market instruments in the amounts of $0.1 million and zero at fair value, respectively.

11. COMMITMENTS AND CONTINGENCIES

From time to time, the Fund, the Adviser or the Administrator may be a party to legal proceedings, including proceedings relating to the enforcement of the Fund’s rights under contracts with the Fund’s portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Fund does not expect that these proceedings will have a material effect upon the Fund’s financial condition or results of operations.

12. REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the 1940 Act, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

During the period ended March 31, 2026, the Fund did not complete any quarterly repurchase offers.

13. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date the financial statements were issued. The Fund has concluded that there are no events requiring adjustment or disclosure in the financial statements.

PennantPark Enhanced Income Fund
Investment Advisory Agreement Approval (Unaudited)

At an in-person meeting of the Board of Trustees (the “Board”) of PennantPark Enhanced Income Fund (the “Fund”) held on October 17, 2025, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party to the Advisory Agreement (as defined below) or any of their affiliates (the “Independent Trustees”), considered and approved the Investment Advisory Agreement between the Fund and PennantPark Investment Advisers, LLC (the “Adviser”) (the “Advisory Agreement”).

In connection with the approval of the Advisory Agreement, the Board received and reviewed written materials prepared and provided by the Adviser, and received an oral presentation from Adviser personnel, in response to requests of the Board and independent legal counsel to the Independent Trustees for information for the Board’s evaluation of the terms of the Advisory Agreement. The Independent Trustees relied upon the advice of their independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each factor. The Board’s conclusions were based on a comprehensive evaluation of all of the information provided and were not the result of any single factor, and each Trustee may have attributed different weights to the factors considered.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below.

Nature, Extent, and Quality of Services.

The Board considered that the Adviser is a registered investment adviser that provides investment management services to investment companies and other pooled investment vehicles. The Board reviewed the qualifications of the Adviser’s personnel and its experience managing credit-oriented strategies, including private debt and structured credit investments. The Board considered the Adviser’s ability to source, evaluate, and manage investments consistent with the Fund’s strategy, including its due diligence and portfolio monitoring capabilities. The Board also reviewed the Adviser’s compliance program, operational infrastructure and coordination of services for the Fund by its proposed service providers. In addition, the Board considered the Adviser’s broader investment platform and its experience managing other funds, as well as the resources available to support the Fund. The Board noted that certain of the Fund’s officers are employees of the Adviser or its affiliates and would serve the Fund without additional compensation from the Fund. After reviewing the foregoing and other information, the Board concluded that the nature, extent and quality of the services proposed to be provided by the Adviser would be satisfactory and adequate for the Fund.

Performance.

The Board considered that the Fund had not yet commenced operations. The Board reviewed the historical performance of other accounts managed by the Adviser with similar investment strategies, while recognizing that past performance is not indicative of future results.

Fees and Expenses.

The Board examined and evaluated the proposed fee arrangement between the Adviser and the Fund under the Advisory Agreement, including as compared to the fees and expenses of a universe of unaffiliated closed-end funds operated as interval funds considered by the Adviser to have similar investment objectives and strategies to the Fund (the “Peer Group”). In evaluating the advisory fees and expenses, the Board considered the Fund’s proposed advisory fees in absolute terms and as compared with the fees and expenses of the Peer Group. The Board further considered that the Adviser had agreed to a waiver of the management and incentive fees (the “Waiver”) for the Fund through December 31, 2026, which would reduce the Fund’s expenses during its initial period of operation. Further, the Board considered that the Adviser has agreed to an expense limitation and reimbursement agreement (“ELA”) for the Fund through December 31, 2026 so that certain of the expenses would not exceed 0.75% of the average daily value of the Fund’s net assets. In light of the foregoing information and considerations, including the Waiver and ELA, the Board determined that the proposed fees were reasonable in light of the services to be provided.

PennantPark Enhanced Income Fund (Continued)
Investment Advisory Agreement Approval (Unaudited)

Economies of Scale.

Because the Fund had not yet commenced operations and the actual asset base of the Fund had not yet been determined, the Board noted that there was no historical information regarding economies of scale with respect to the Fund to be reviewed. The Board considered that, as the Fund’s asset base grows, certain expenses may benefit from economies of scale, while others may increase with asset levels. The Board noted that it would monitor the extent to which economies of scale may be realized and whether fee levels reflect such benefits.

Profitability and Ancillary Benefits.

The Board reviewed information regarding the Adviser’s expected profitability, including the impact of the ELA in place through December 31, 2026, which was expected to limit the Adviser’s profitability during the Fund’s initial period of operations. The Board considered the direct and indirect benefits the Adviser may receive as a result of its relationship with the Fund, including the compensation to be paid to the Adviser’s affiliates. The Board concluded that the anticipated profits, as adjusted for the Waiver and ELA, were reasonable in light of the services to be provided. The Board further concluded that any potential benefits derived by the Adviser were consistent with the types of benefits generally derived by investment advisers to similar funds.

Conclusion.

The Board reviewed with independent legal counsel to the Independent Trustees the legal standards applicable to its consideration of the Advisory Agreement. The Independent Trustees also continued their review in an executive session at which independent legal counsel was present. At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the approval of the Advisory Agreement. Based on the information provided to the Board, and the considerations and conclusions described above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement on behalf of the Fund.

PennantPark Enhanced Income Fund
Privacy Notice

We take precautions to maintain the privacy of personal information concerning our investors. These precautions include the adoption of certain procedures designed to maintain and secure your nonpublic personal information from inappropriate disclosure to unaffiliated third parties. We are sending this notice in accordance with applicable federal regulations. This notice applies to investors in the Fund.

What kind of personal information do we have about you and where did we get it?

•        We collect nonpublic personal information about you from the following sources:

•        Information we may receive from you in subscription agreements or other related documents or forms; and

•        Information about your transactions with our affiliates and us.

How do we protect your personal information?

We do not disclose any nonpublic personal information about our investors or former investors to anyone, except as permitted by law.

We restrict access to nonpublic personal information about you to those employees and agents of PennantPark Investment Advisers, LLC, its affiliates and unaffiliated third party service providers (which may include a custodian, transfer agent or printer) who need to know that information in order to provide services to you or to the Fund. In that regard, we note that we maintain physical, electronic, and procedural safeguards that comply with federal standards to safeguard your nonpublic personal information and which we believe is adequate to prevent unauthorized disclosure of such information.

What do we do with personal information about our former investors?

If an investor decides to no longer do business with us, we will continue to follow this privacy policy with respect to the information we have in our possession about such investor and his/her account.

If you have any questions concerning our privacy policies, please contact our Chief Financial Officer, Richard T. Allorto, Jr., at (212) 905-1000.

PennantPark Enhanced Income Fund
Additional Information (Unaudited)

PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request by calling (212) 905-1000, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files a monthly portfolio investments report with the SEC on Form N-PORT within 60 days after the end of the Fund’s first and third quarters. Copies of the Fund’s Form N-PORT are available without charge, upon request, by contacting the Fund at (212) 905-1000, or on the SEC’s website at http://www.sec.gov.

DIVIDEND REINVESTMENT

Unless a shareholder is ineligible or otherwise elects, the shareholder’s distributions of dividends (including capital gain dividends) with respect to a class of shares will be automatically reinvested by the Fund in additional shares of the corresponding class, which will be issued at the NAV per share determined as of the ex-dividend date. reinvested in additional shares under the Fund’s distribution reinvestment program. Election not to reinvest dividends and to instead receive all dividends and capital gain distributions in cash may be made by contacting the Fund’s Transfer Agent in writing at PennantPark Enhanced Income fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: PO Box 46707 Cincinnati, OH 45246 or Via Overnight Mail: 225 Pictoria Dr, Suite 450 Cincinnati, OH 45246.

PennantPark-SAR-26

(b)    Not applicable.

Item 2.       Code of Ethics.

Not applicable for this filing.

Item 3.       Audit Committee Financial Expert.

Not applicable for this filing.

Item 4.       Principal Accountant Fees and Services.

Not applicable for this filing.

Item 5.       Audit Committee of Listed Registrants.

(a)     Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)    Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6.       Investments.

(a)     The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b)    Not applicable.

Item 7.       Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)     Not applicable.

(b)    Not applicable.

Item 8.       Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.       Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.     Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.     Statement Regarding Basis for Approval of Investment Advisory Contract.

Statement Regarding Basis for Approval of Investment Advisory Contract is included as part of the Report to Stockholders filed under Item 1 of this report

Item 12.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual report.

Item 13.     Portfolio Managers of Closed-End Management Investment Companies.

(a)     Not applicable to this semi-annual report.

(b)    Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Fund during the period covered by this Report on Form N-CSR.

Item 15.     Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board during the period covered by this Form N-CSR filing.

Item 16.     Controls and Procedures.

(a)     The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)     Not applicable.

(b)    Not applicable.

Item 18.     Recovery of Erroneously Awarded Compensation.

(a)     Not applicable.

(b)    Not applicable.

Item 19.     Exhibits.

(a)(1)	Not applicable to this semi-annual report
(a)(2)	Not applicable.
(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(4)	Not applicable.
(a)(5)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PennantPark Enhanced Income Fund
By	/s/ Arthur H. Penn
Arthur H. Penn President and Chief Executive Officer (Principal Executive Officer)
Date	05/28/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Arthur H. Penn
Arthur H. Penn President and Chief Executive Officer (Principal Executive Officer)
Date	05/28/2026
By	/s/ Richard T. Allorto, Jr.
Richard T. Allorto, Jr. Chief Financial Officer (Principal Financial Officer)
Date	05/28/2026